                                                                      Exhibit 10
                                                                      ----------

                      THIRD AMENDMENT TO CREDIT AGREEMENT
                      -----------------------------------

          THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment'), dated as of June 15, 1998, among AMETEK, INC. (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (the "Banks"), BANK OF AMERICA NT&SA (f/k/a Bank of America Illinois), BANK OF MONTREAL, FIRST UNION NATIONAL BANK and PNC BANK, NATIONAL ASSOCIATION, as Co-Agents (the "Co-Agents"), and THE CHASE MANHATTAN BANK, as Administrative Agent (the "Administrative Agent") for the Banks. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

                              W I T N E S S E T H:
                              -------------------

          WHEREAS, the Borrower, the Banks, the Co-Agents and the Administrative Agent are parties to a Credit Agreement, dated as of August 2, 1995, and amended and restated as of September 12, 1996 (as in effect on the date hereof, the "Credit Agreement"); and

          WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

          NOW, THEREFORE, it is agreed:

I.   Amendments.
     ----------

          1. Section 7.14 of the Credit Agreement is hereby amended to read in its entirety as follows:

               "7.14  Senior Notes Change of Control.  Upon the occurrence of
                      ------------------------------
     any Change of Control, if an offer to repurchase the Senior Notes or any Permitted Refinancing Debt is required to be made as a result of such Change of Control, the Borrower will take all actions, including the giving of notices required thereunder and the setting of the date for the repurchases of Senior Notes or Permitted Refinancing Debt, as is within its power to insure that the date for payment of the purchase price for all Senior Notes or Permitted Refinancing Debt that must be repurchased as a result of such Change of Control is no earlier than the date on which the Loans hereunder become due and payable as a result of such Change of Control."

          2. Notwithstanding anything to the contrary contained in Section 8.01(i) of the Credit Agreement, the Borrower may consummate an acquisition of a European instrument company heretofore identified to the Banks as "Project Beach", and such acquisition shall constitute a Permitted Acquisition for all purposes of the Credit Agreement and the other Credit Documents, so long as (a) the provisions of such Section 8.01(i) (other than clause (vii) thereof) are satisfied in connection with such acquisition, (b) the aggregate amount expended by the Borrower in connection with such acquisition does not exceed 135,000,000 Swiss Francs, and (c) at least 10 Business Days prior to the consummation of such acquisition the identity of the company to be acquired, and such company's financial statements for its most recent fiscal year and fiscal quarter, shall be made available to the Banks and same shall be satisfactory to the Administrative Agent and the Required Banks.

          3. Section 8.03(j) of the Credit Agreement is hereby amended by deleting the phrase "the proceeds of which are used to refinance the Senior Notes in accordance with Section 8.12" appearing therein.

          4.  Section 8.03 of the Credit Agreement is hereby further amended by
(a) deleting the word "and" appearing at the end of clause (s) thereof, (b) deleting the period appearing at the end of clause (t) thereof and inserting "; and" in lieu thereof and (c) inserting the following new clause (u) immediately following clause (t) thereof:

               "(u) unsecured Indebtedness of the Borrower of up to $85,000,000 in aggregate principal amount the proceeds of which are used to finance the Project Beach Acquisition, provided, that (i) such Indebtedness must be
                                --------
     paid in full no later than 180 days following the consummation of the Project Beach Acquisition, (ii) the amount of Indebtedness permitted under this clause (u) shall be reduced by (x) the amount of Indebtedness outstanding under Section 8.03(j) in excess of the sum of (A) $150,000,000 plus (B) the amount of fees and expenses incurred by the Borrower in issuing such Indebtedness plus (C) costs incurred by the Borrower in connection with its tender offer for its Senior Notes and (y) the amount of Indebtedness outstanding under Section 8.03(q) and (iii) the terms of such Indebtedness shall be no more restrictive on the Borrower and its Subsidiaries than those contained in this Agreement.

          5. Section 10 of the Credit Agreement is hereby amended by adding thereto in appropriate alphabetical order the following defined terms:

               "1998 Senior Notes" shall mean senior notes issued by the Borrower (but not guaranteed by any of its Subsidiaries), so long as (i) the aggregate principal amount thereof does not exceed $250,000,000, (ii) the first $150,000,000 of the net proceeds thereof are used to refinance the Senior Notes, and (iii) the maturity of such senior notes is no earlier than May 31, 2008 and such senior notes are not subject to any scheduled amortization or sinking fund requirements prior to such date.

               "Project Beach Acquisition" shall mean the acquisition permitted under Section 1 of the Third Amendment to this Agreement, dated as of June 15, 1998.

          6. Notwithstanding anything in the Credit Agreement to the contrary, the 1998 Senior Notes shall constitute Permitted Refinancing Debt for all purposes of the Credit Agreement.

          7. The Banks hereby consent to the termination of the Subsidiary Guaranties and the release of the Subsidiary Guarantors from their obligations thereunder, and hereby authorize and direct the Administrative Agent to take any action deemed appropriate by the Administrative Agent to evidence such termination and release. On and after the Amendment Effective Date, no Subsidiary of the Borrower shall be required to be party to a Subsidiary Guaranty, whether pursuant to Section 7.13 or 8.04 of the Credit Agreement or otherwise. Section 9.07 of the Credit Agreement is hereby deleted and "Intentionally Omitted" is inserted in lieu thereof.

II.    Miscellaneous.
       -------------

          1. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that:

               (a) no Default or Event of Default exists as of the Amendment Effective Date, both before and after giving effect to this Amendment; and

               (b) on the Amendment Effective Date both before and after giving effect to this Amendment, all representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects.

          2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

          3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

          4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          5. This Amendment shall become effective on the date (the "Amendment Effective Date") when the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office.


                            *          *          *

          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                                 AMETEK, INC.

                                 By: /s/ Deirdre D. Saunders
                                     ------------------------
                                     Name: Deirdre D. Saunders
                                     Title: Vice President & Treasurer

                                 THE CHASE MANHATTAN BANK,
                                 Individually and as Administrative Agent

                                 By: /s/ Carol A. Ulmer
                                     ------------------
                                     Name: Carol A. Ulmer
                                     Title:   Vice President

                                 BANK OF MONTREAL,
                                 Individually and as a Co-Agent

                                 By: /s/ R. J. McClorey
                                     ------------------
                                     Name: R. J. McClorey
                                     Title:  Director

                                 FIRST UNION NATIONAL BANK,
                                 Individually and as a Co-Agent

                                 By: /s/ Robert Cordell
                                     ------------------
                                     Name:  Robert Cordell
                                     Title:   Vice President

                                 PNC BANK, NATIONAL ASSOCIATION,
                                 Individually and as a Co-Agent

                                 By: /s/ Vicki Ziff
                                     ----------------
                                     Name:  Vicki Ziff
                                     Title: Senior Relationship Manager

                                 BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                    ASSOCIATION,
                                 Individually and as a Co-Agent

                                 By: /s/ John W. Pocalyko
                                     --------------------
                                     Name: John W. Pocalyko
                                     Title:  Managing Director

                                 ABN AMRO BANK N.V., NEW YORK
                                 BRANCH

                                 By: /s/ Cameron D. Gateman
                                     ----------------------
                                     Name:  Cameron D. Gateman
                                     Title:  Vice President

                                 By: /s/ Donald Sutton
                                     -------------------
                                     Name:  Donald Sutton
                                     Title:  Vice President

                                 MELLON BANK, N.A.

                                 By: /s/ G. B. Mateer
                                     ----------------
                                     Name:  G. B. Mateer
                                     Title: Vice President

                                 SOCIETE GENERALE

                                 By: /s/ Gordon Saint-Denis
                                     ----------------------
                                     Name: Gordon Saint-Denis
                                     Title: Vice President

                                 CARIPLO-CASSA DI RISPARMIO DELLE PROVINCIE
                                    LOMBARDE S.P.A.

                                 By: /s/ Anthony F. Giobbi
                                     ---------------------
                                     Name: Anthony F. Giobbi
                                     Title: Vice President